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                                                                   EXHIBIT 10.15

                        PROFESSIONAL SERVICES AGREEMENT

This Professional Services Agreement (the "Agreement") is made between Docent, Inc. ("DI"), and Qwest Communications ("Customer"), and is effective as of the date of signing by the last party to sign below (the "Effective Date").

  Customer desires to utilize the services and expertise of DI to assist in the development of Customer's web-based learning business. DI's Professional Services Group is willing to provide such services to Customer under the terms and conditions set forth below.

The parties now agree as follows:

1. DEFINITIONS

1.1 Services and Deliverables.  DI shall use commercially reasonable and
    -------------------------
diligent efforts to provide the services ("Services") and the deliverables ("Deliverables") described in Appendix A hereto (the "Statement of Work"), as amended from time to time by agreement of the parties in accordance with the provisions of Section 1.4 of this Agreement.

1.2 Manner of Performance.  DI will determine the method, details and means of
    ---------------------
performing the Services and may subcontract or assign the Services or Deliverables to be provided under this Agreement.

1.3 Schedule.  DI shall use commercially reasonable and diligent efforts to meet
    --------
the time schedule (the "Project Timeline") for delivery of the Deliverables as set forth in Appendix A.

1.4 Change Request Procedures.  Changes to the Statement of Work shall be made
    -------------------------
only in accordance with the following procedure:

(a) The party requesting a change to the Statement of Work or to the pricing, terms of payment, or acceptance criteria shall submit a written Change Request ("CR") to the other party in accordance with the provisions of this Section.

(b) If the requesting party is Customer, then DI will respond by written notice to Customer within ten (10) business days of receipt of the CR, outlining all impacts of the requested change on the Deliverables, Schedule, and pricing, and any other conditions upon which DI's willingness to accept the CR may depend (collectively, "CR Response"). If the requesting party is DI, then the CR will identify such impacts and conditions as proposed by DI.

(c) Customer shall accept, reject or propose modifications to each such CR or CR Response given by DI within ten (10) business days of receipt thereof by Customer. Additional modifications proposed by Customer, as part of such response will be handled in accordance with the provisions of Section 1.4(a) above.

(d) An authorized representative of each party must sign each acceptance of a CR or CR Response before becoming effective as a modification to the Statement of Work or any other part of this Agreement.

2. CUSTOMER'S DUTIES AND RESPONSIBILITIES

2.1 Data and Information.  Customer shall, in a timely manner and at no charge
    --------------------
to DI, give DI access to all technical data, computer facilities, programs, files, documentation, test data, sample output, or other information and resources that are, in DI's reasonable opinion, required by DI for the performance of the Services. Customer will be responsible for, and assumes the risk of any problems, delays, losses, claims, or expenses resulting from the content, accuracy, completeness, and consistency of all such data, materials, and information supplied by Customer.

2.2 Equipment.  When Services are performed on site at Customer's facility,
    ---------
Customer shall provide, at no charge to DI, such office space, services, and equipment (such as copiers, fax machines, computers and modems) as DI, in Docent's reasonable opinion, are required to complete the Deliverables.

2.3 Other.  Other responsibilities of Customer, if any, are set forth in
    -----
Appendix A.

3. ACCEPTANCE OF DELIVERABLES

3.1 If the Statement of Work provides for acceptance criteria for a Deliverable, upon delivery of such Deliverable to Customer, Customer shall have fifteen (15) business days to accept or reject the Deliverable by delivering written notice to DI. Should Customer neither accept nor reject the Deliverable within such fifteen (15) business days, the Deliverable will be deemed accepted. A written statement setting forth the defects in the Deliverable found by Customer must accompany a rejection. Upon receipt of such written notice of the reasons why the Deliverable was rejected, DI will have fifteen (15) business days to correct the defects or request additional time to correct such defects, depending on the severity of the defects, which request shall not be unreasonably denied. DI shall redeliver the corrected

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Deliverable to Customer, and Customer shall have an additional fifteen (15)
business days to accept or reject the work. The acceptance cycle will continue until all Deliverables have been accepted. Customer agrees not to unreasonably withhold acceptance.

4. RELATIONSHIP OF THE PARTIES

4.1 Independent Contractors.  Each party will be and act as an independent
    -----------------------
contractor and not as an agent or partner of the other party for any purpose related to this Agreement or the transactions contemplated by this Agreement. Neither party by virtue of this Agreement will have any right, power, or authority to act or create any obligation, expressed or implied, on behalf of the other party.

4.2 Contact Person.  Each party will appoint in writing an employee or agent of
    --------------
such party to act as the "Contact Person" for all communication between the parties related to the Deliverables. The Contact Persons will be responsible for monitoring the status of the Deliverables and will schedule regular meetings with both technical and management personnel of each party to review the same. Either party may change its Contact Person upon written notice to the other.

4.3 No Solicitation.  Neither party will hire or attempt to hire either directly
    ---------------
or indirectly any employees of the other party during the term of this Agreement and for a period of twelve (12) months thereafter, without the prior written consent of the other party.

5. FEES AND PAYMENTS

5.1 Fees.  Customer shall pay DI for the Deliverables as detailed in Appendix A.
    ----
Such compensation shall be payable on the schedule set forth therein. All payments for fees and expenses are due net 30 days after the date of invoice, unless Customer and DI have made other arrangements in advance in writing. Customer shall pay for all third-party products, if any, in full upon the ordering by DI of such products, or, if such products are already in DI's possession, upon the delivery of such products to Customer. DI will invoice and Customer will pay the costs incurred by DI in the acquisition of the third-party product.

5.2 Expenses.  Customer shall reimburse DI for all reasonable travel and other
    --------
expenses incurred by DI in providing the Deliverables. Such expenses shall be in accordance with Docent's Travel Guidelines.

5.3 Taxes.  Customer shall pay or reimburse any and all federal, state or local
    -----
sales, use, excise or other taxes arising from or related to this Agreement (other than taxes based on DI's net income).

5.4 Invoices.  Services will commence as soon as practical following DI's
    --------
receipt and acceptance of a signed copy of this Agreement and a purchase order or other written authorization of the Services and Deliverables. If Customer's procedures allow payment of invoices without a purchase order, Customer shall provide a letter stating that fact to DI. Notwithstanding the foregoing, no terms, provisions or conditions of any purchase order or other business form or written authorization used by Customer shall have any effect on the rights, duties or obligations of the parties under, or otherwise modify, this Agreement, other than to state the volume or timing of Services or Deliverables, regardless of any failure of DI to object to such terms, provisions or conditions.

6. PROPERTY RIGHTS AND CONFIDENTIALITY.

6.1 Inventions.  Except as otherwise provided in Appendix A, all software
    ----------
programs, source and object codes, specifications, designs, processes, techniques, concepts, improvements, discoveries, ideas, and inventions, whether or not patentable, used, made or arising in connection with the Services or the Deliverables (collectively "Inventions") and all patents, copyrights, trade secrets and other intellectual property rights related thereto, will be the sole and exclusive property of DI. DI agrees that it will not license or deliver to any other person or entity any custom software code sequences containing Customer's Confidential Information and will protect such Confidential Information pursuant to Section 6.4 of this Agreement. Nothing contained in this Agreement shall be construed as conferring by implication, estoppel or otherwise upon Customer any license or other right, title, or interest in or to the Inventions and/or the intellectual property related thereto except to the extent that an Invention is a Deliverable, in which case it shall be licensed solely as provided in Section 6.3.

6.2 Further Assistance.  Customer agrees to assist DI, at DI's sole cost, as
    ------------------
reasonably requested to assign, evidence, perfect, register and enforce DI's rights in and ownership of all patents, copyrights and other intellectual property relating to the Inventions in any and all countries, including without limitation the execution of additional instruments of conveyance and assisting Docent with applications for patents, copyrights or other intellectual property registrations.

6.3 Limited License.  DI hereby grants to Customer a #####, ##### license
    ---------------
irrevocable other than in connection with a termination of this Agreement and without right of sublicense to use the software developed in connection with the Services ("Developed Software") for internal non-revenue generating purposes and to provide educational courses to its customers.

6.4 Customer's Content.  Subject to the following limited license grant to DI,
    -------------------
Customer shall retain all rights, title and

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interest in and to the content of its course materials disclosed to Docent hereunder.

6.4 Confidential Information.
    ------------------------

(a) Definition.  The term "Confidential Information" shall mean any information
    ----------
disclosed by one party to the other in connection with this Agreement which is in written, graphic, machine readable or other tangible form and is marked "Confidential", "Proprietary" or in some other manner to indicate its confidential nature. Confidential Information may also include information that is disclosed orally, provided that such information is designated as confidential at the time of disclosure and confirmed in writing as confidential within thirty (30) days after its oral disclosure. Customer acknowledges and agrees that all software and documentation created hereunder, including without limitation, the designs, source code and object code of such software, but excluding Customer's proprietary procedures or data incorporated into such software, is the Confidential Information of DI, regardless of whether it is marked as such.

(b) Obligation.  Each party shall treat as confidential all Confidential
    ----------
Information received from the other party, shall not use such Confidential Information except as expressly permitted under this Agreement, and shall not disclose such Confidential Information to any third party without the other party's prior written consent. Without limiting the foregoing, each party shall use at least the same degree of care which it uses to prevent the disclosure of its own confidential information of like importance, but in no event with less than reasonable care, to prevent the disclosure of Confidential Information disclosed to it by the other party under this Agreement.

(c) Exceptions.  Notwithstanding the above, the restrictions of this Section 6.4
    ----------
shall not apply to information that: (1) was independently developed by employees, contractors or other agents of the receiving party without any use of the Confidential Information of the other party; (2) becomes known to the receiving party, without restriction, from a source other than the other party hereto without breach of this Agreement and otherwise not in violation of the other party's rights; (3) was in the public domain at the time it was disclosed or has come into the public domain through no act or omission of the receiving party, its employees, contractors, agents or representatives; or (4) was known to the receiving party, without restriction, at the time of disclosure. Further, it shall not be a violation of the obligations of confidentiality se forth in this Section 6.4 to make a disclosure of confidential information pursuant to the order or requirement of a court, administrative agency, or other governmental body; provided, however, that the receiving party shall provide prompt notice thereof to the other party and shall use its reasonable efforts to obtain confidential treatment or limit the scope of the disclosure of such Confidential Information.

(d) Notification.  Each party agrees to notify the other promptly in the event
    ------------
of any breach of its security pursuant to which disclosure or misappropriation of the other party's Confidential Information might occur. Each party shall, upon request of the other, take all other reasonable steps necessary to recover and prevent the misuse or further disclosure of any misappropriated or disclosed Confidential Information disclosed to or placed in the possession of each party by virtue of this Agreement.

(e) Remedies.  Unauthorized use by a party of the other party's Confidential
    --------
Information will diminish the value of such information. Therefore, if a party breaches any of its obligations with respect to confidentiality or unauthorized use of Confidential Information hereunder, the other party shall be entitled to equitable relief to protect its interest therein, including but not limited to injunctive relief, as well as money damages.

7. MAINTENANCE AND SUPPORT

7.1 Maintenance Agreement.  Maintenance and support of Developed Software
    ---------------------
provided under this Agreement, if any, shall be provided as described in Appendix B.

7.2 Assignment of Duties.  DI may assign its duties of maintenance, support, or
    --------------------
training, if any, to a third party; provided that DI shall remain responsible for the actions of said third party.

8. LIMITED WARRANTY AND LIMITATION OF LIABILITY

8.1 Service Warranty.  DI warrants that the Services will be performed in a
    ----------------
professional, workmanlike and skillful manner and that the Services and Deliverables will conform in all material respects to the requirements set forth in the Statement of Work.

8.2 Limited Software Warranty.  DI warrants, with respect to any Developed
    -------------------------
Software to be delivered, that for a period of thirty (30) days from the date of Acceptance (the "Warranty Period"), such Developed Software will operate substantially in accordance with the specifications provided in the Statement of Work. If, during the Warranty Period, Customer notifies DI (and DI subsequently confirms) that such Developed Software does not operate substantially in accordance with such specifications, DI will modify or replace such Developed Software so that it does operate substantially in accordance with such specifications. DI shall have no warranty obligations to the extent that any person other than

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DI has modified any Developed Software unless Customer obtains DI's prior approval of such modification.

8.3 Warranty Disclaimer.  THE FOREGOING ARE CUSTOMER'S SOLE AND EXCLUSIVE
    -------------------
REMEDIES FOR BREACH OF WARRANTY. THERE ARE NO OTHER WARRANTIES, EXPRESS, IMPLIED OR STATUTORY REGARDING OR RELATING TO THE DEVELOPED SOFTWARE, ANY RELATED DOCUMENTATION, DELIVERABLES, SERVICES, OR OTHER MATERIALS FURNISHED OR PROVIDED TO CUSTOMER UNDER THIS AGREEMENT. DI SPECIFICALLY DISCLAIMS ALL IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE DEVELOPED SOFTWARE, RELATED DOCUMENTATION, DELIVERABLES, SERVICES, OR OTHER MATERIALS, AND WITH RESPECT TO THE USE OF ANY OF THE FOREGOING.

8.4 Limitation of Liability.  IN NO EVENT WILL DI BE LIABLE FOR ANY LOSS OF
    -----------------------
PROFITS, LOSS OF USE, BUSINESS INTERRUPTION, LOSS OF DATA, OR INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES OF ANY KIND IN CONNECTION WITH OR ARISING OUT OF THE FURNISHING, PERFORMANCE, OR USE OF THE DEVELOPED SOFTWARE, RELATED DOCUMENTATION, DELIVERABLES, SERVICES, OR OTHER MATERIALS FURNISHED OR PROVIDED TO CUSTOMER, WHETHER ALLEGED AS A BREACH OF CONTRACT, OR TORTIOUS CONDUCT, INCLUDING NEGLIGENCE, OR OTHERWISE, EVEN IF DI HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN ADDITION, DI WILL NOT BE LIABLE FOR ANY DAMAGES CAUSED BY DELAY IN DELIVERY OR FURNISHING ANY OF THE FOREGOING. DI'S LIABILITY ARISING OUT OF OR RELATED TO THIS AGREEMENT WILL NOT, IN ANY EVENT, EXCEED THE FEES PAID BY CUSTOMER TO DI UNDER SECTION 5.1 OF THIS AGREEMENT.

8.5 No Modification of Warranties.  No employee, agent, representative, or
    -----------------------------
affiliate of DI has authority to bind DI to any oral representations or warranty concerning the Services, Deliverables or Developed Software. Any written representation or warranty not expressly contained in this Agreement will not be enforceable.

8.6 No Warranty for Third Party Products.  The foregoing warranties do not apply
    ------------------------------------
to products purchased by DI from third parties. The third party warranties shall, to the extent permissible, be passed through to Customer.

The foregoing warranties do apply to Services and Deliverables provided by subcontractors of Dl.

8.7 Pricing Based on Risk Allocation.  The provisions of this Agreement allocate
    --------------------------------
risks under this Agreement between DI and Customer. DI's pricing reflects this allocation of risk and limitation of liabilities.

9. TERM AND TERMINATION

9.1 Term.  This Agreement will take effect on the Effective Date and will remain
    ----
in effect, unless earlier terminated in accordance with Section 9.2, until all of the Services have been completed and all of the Deliverables have been provided.

9.2 Termination.
    -----------

(a) This Agreement may be terminated by DI by written notice to Customer if Customer (i) fails to pay any amount due DI within fifteen (15) business days after DI gives written notice of such non-payment, or (ii) commits a material non-monetary breach of this Agreement, which breach is not cured within fifteen
(15) business days of such written notice.

(b) Customer may terminate this Agreement by written notice to DI if DI commits a material breach of this Agreement, which breach is not cured within fifteen
(15) business days of such written notice. Failure to meet the Schedule set forth in Appendix A shall not be deemed a material breach of this Agreement, unless DI is more than thirty (30) days late in providing Deliverables.

(c) This Agreement may be terminated by either party if the other party (i) terminates or suspends its business, (ii) becomes insolvent, admits in writing its inability to pay its debts as they mature, makes an assignment for the benefit of creditors, or becomes subject to direct control of a trustee, receiver or similar authority, or (iii) becomes subject to any bankruptcy or insolvency proceeding under federal or state statutes.

9.3 Effect of Termination.  Termination or expiration of this Agreement shall
    ---------------------
not affect Sections 5, 6, and 8 of this Agreement, all of which will survive termination of this Agreement regardless of the reason for termination or expiration.

10. GENERAL PROVISIONS

10.1 Non-Assignability.  Customer may not assign or transfer this Agreement,
     -----------------
directly or indirectly, by operation of law or otherwise, without the prior written consent of DI. Any such attempted assignment shall be null and void.

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10.2 Governing Law.  This Agreement will be interpreted and construed in
     -------------
accordance with the laws of the State of California, without regard to conflict of laws principles.

3.2 Arbitration.  Any dispute or claim arising out of or in connection with this
    -----------
Agreement will be finally settled by binding arbitration in Santa Clara County, California, under the Commercial Arbitration Rules of the American Arbitration Association (AAA) by three (3) arbitrators appointed in accordance with such rules. Judgment on the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. Notwithstanding the foregoing, the parties may apply to any court of competent jurisdiction for injunctive relief, as necessary, without breach of this arbitration provision.

10.3 Entire Agreement.  This Agreement, including any Attachments, which are
     ----------------
hereby incorporated herein by reference, is the entire agreement of the parties and supersedes any prior agreements between them with respect to the Deliverables. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by an authorized representative of each party.

10.4 Notices.  All notices required or permitted under this Agreement will be in
     -------
writing and will be deemed given (a) when delivered personally; (b) when sent by confirmed telex or facsimile; (c) five (5) business days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or
(d) one (1) business day after deposit with a commercial overnight carrier specifying next day delivery, with written verification of receipt. All communications will be sent to the address set forth below or to such other address as may be designated by a party giving written notice to the other party pursuant to this Section 10.4.

10.5 Partial Invalidity.  In the event that any provision of this Agreement
     ------------------
shall be held to be unenforceable, such provision shall in good faith be renegotiated to be enforceable and shall reflect as closely as possible the intent of the original provision of this Agreement. Such negotiations shall not affect the enforceability of the remainder of the Agreement.

10.6 Force Majeure.  Nonperformance of either party, except for the making of
     -------------
payments, shall be excused to the extent that performance is rendered impossible by strike, fire, flood, earthquake, governmental acts or orders or restrictions, failure of supplies, or any other reason when failure to perform is beyond the control and not caused by the negligence of the nonperforming party.

10.7 Counterparts.  This Agreement may be executed in two or more counterparts,
     ------------
each of which will be deemed an original and all of which together will constitute one instrument.

10.8 Attorney's Fees.  If either party commences any action or proceeding
     ---------------
against the other party to enforce this Agreement, the prevailing party in such action or proceeding shall be entitled to recover from the other party reasonable attorney's fees and all other costs and expenses incurred by such party in connection with such action or proceeding and in connection with enforcing any judgment or order thereby obtained.

10.9 Press Releases and Marketing Collateral.  Customer agrees to grant DI
     ---------------------------------------
permission to publish articles, brochures, press releases, and other marketing collateral describing the project, deliverables, Customer name and profile upon completion of the project. DI agrees to provide Customer the opportunity to review the collateral prior to general release. The parties agree these materials will not disclose information, which either party may describe as confidential and such review will be performed in an expeditious manner so that DI's intent of marketing the Deliverables to other Customers is not prohibited.

IN WITNESS WHEREOF the parties have caused their duly authorized representatives to execute this Professional Services Agreement as of the Effective Date.

DOCENT, INC.                                QWEST COMMUNICATIONS



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By:    /s/ Dave Ellett                           By:     #####
   ------------------------------                   ----------------------------
Name:  Dave Ellett                               Name:   #####
     -----------------------------                    --------------------------
Title: President / CEO                           Title:  #####
      ----------------------------                     -------------------------
Date:  6-29-00                                   Date:   6-27-00
     -----------------------------                    --------------------------

Address for Notice:                              Address for Notice:

     2444 Charleston Road                        -------------------------------
     Mountain View, California 94043-1622        -------------------------------
     U.S.A.                                      -------------------------------

     Attn: Contracts Manager                     Attn:
     Fax:  (650) 962-9411                             --------------------------
                                                 Fax:
                                                     ---------------------------


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                                  APPENDIX A

                               STATEMENT OF WORK

Term:  #####,

Rate:  $#####,

Cost:  #####,


Statement of Work

General Description
-------------------

Qwest Communications has requested the assistance of Docent Professional Services to develop strategy related to the implementation of a Learning Management System and related technology.


Details of services to be provided
----------------------------------

Initial Discovery

Docent Professional Services will provide a consultant to meet the Qwest staff at a Qwest site in the Denver area #####. Qwest has stated they have existing documentation related to this effort and will share that with the consultant. The consultant will record the needs and goals for follow up documentation to be provided to Qwest in the format used in normal practice within the Docent Professional Services organization.

A one day Meeting is scheduled for Thursday, 5/25/00, at a location to be determined by Qwest. #####. It is anticipated that Docent will require an estimated #####of time to provide deliverables, for a total engagement of #####, but these services are being provided on a time and material basis.

Terms and conditions
#####


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